Exhibit A
                                    ---------


                            AGREEMENT OF JOINT FILING

          In accordance with Rule 13d-1(k) under the Securities and Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a Statement on Schedule 13D, and any amendments thereto, with respect to the Common Stock, no par value, of F5 Networks, Inc. and that this Agreement be included as an Exhibit to such filing.

          This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

          IN WITNESS WHEREOF, each of the undersigned hereby executes this Agreement as of July 9, 2001.

                                          NOKIA FINANCE INTERNATIONAL B.V.



                                          By  /s/  Ursula Ranin
                                          --------------------------------------
                                          Name: Ursula Ranin
                                          Title:  Director


                                          By  /s/  Hannu Mustonen
                                          --------------------------------------
                                          Name: Hannu Mustonen
                                          Title:  Director



                                          NOKIA CORPORATION



                                          By  /s/  Ursula Ranin
                                          --------------------------------------
                                          Name: Ursula Ranin
                                          Title:  Vice President and
                                                  General Counsel


                                          By  /s/  Hannu Mustonen
                                          --------------------------------------
                                          Name: Hannu Mustonen
                                          Title:  Director and
                                                  Head of Corporate Tax Planning